Investor Presentation
1Q09

Forward-Looking Statements
This presentation may contain “forward-looking statements,” within the meaning of federal securities laws, which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,”
“believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding improving the quality and range of existing products, improving transportation and network design increasing brand awareness and adding new marketing initiatives, international and domestic growth opportunities, increasing effectiveness with retailers, increasing market share, improving gross margin strengthening direct channel and online sales efforts, , consumer preferences and behavior, meeting financial obligations, cost and operating expense reductions and cash flow generation, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the
Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; the Company’s ability to reduce expenses to align with reduced sales levels; uncertainties arising from global events; the effects of changes in foreign exchange rates on the
Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the U.S. retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s dependence on its significant customers; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, including the ability to utilize tax loss carry forwards; rising commodity costs; the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the
Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and
Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding
Forward-Looking Statements" and "Risk Factors". Any forward-looking statement speaks only as of the date on which it is made, and the
Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Mark Sarvary, President & CEO

 ◆ Mattress industry experiencing unprecedented downturn, though the market remains large (~$13 billion worldwide wholesale)
 ◆ 2008 represents by far the worst year on record for the bedding industry
 ◆ 4Q industry sales volume sharply lower
 ◆ Consumer credit, while still available, has tightened
 ◆ Retailer bankruptcies continue
 ◆ Many competitors in financial distress
Industry Situational Assessment

 ◆ Great company with great potential
 ◆ Strong brand, highly valued by consumer and customers
 ◆ Brand recognition comparable to leading S brands
 ◆ Extremely satisfied consumers who act as enthusiastic promoters
 ◆ Most profitable and best financially positioned mattress company
 ◆ Leading share in the specialty market
 ◆ Unique marketing brings consumers to retail asking for the product
 ◆ Advantaged business structure
 ◆ Single product line
 ◆ Global reach
 ◆ Unique pricing and promotion
 ◆ Vertically integrated
 ◆ Differentiated R&D
Tempur-Pedic Situational Assessment

Name	Position	Prior Experience	Prior Experience: Consumer Products	Prior Experience: Inter'l
Mark Sarvary	President & CEO	President, Cambell Soup North America CEO, J. Crew Group President, Stouffer's Frozen Food Division at Nestle	✓	✓
Rick Anderson	EVP and President, North America	VP, Gillette Gillette / P&G	✓	✓
David Montgomery	EVP and President, International	President, Rubbermaid Europe VP, Black & Decker Europe, Middle East, Africa	✓	✓
Matt Clift	EVP, Global Operations	VP / GM Lexmark International Lexmark / IBM	✓	✓
Dale Williams	EVP & CFO	CFO, Honeywell Control Products CFO, Saga Systems CFO, GE Information Services	✓	✓

TEMPUR-PEDIC

 ◆ Strong management team with >130 years running large, international businesses
Management Team

 ◆ For the short term, focused on costs and cash flow to ensure we come out of the current economic environment much stronger than our competitors
 ◆ Full compliance with debt covenants
 ◆ Continue to improve cost structure and set stage for a stronger base in 2010
 ◆ Opportunities exist in both gross margin and operating expenses
 ◆ Improve share versus our relevant competitive set, primarily premium and specialty
 ◆ Maintain flexibility to respond to economic change
 ◆ Set stage for growth in 2010 and beyond
Near-term Priorities

 ◆ In 2009, we will set the stage for growth with focus on key strategic initiatives
 ◆ Drive gross margin improvement
 ◆Utilization rates, network re-design, sourcing, commodity costs
 ◆ Improve effectiveness with retail customers
 ◆Arm retailers with ready-made advertising to tie our marketing with theirs
 ◆ Improve the quality and range of products
 ◆Utilizing consumer research to design products for specific consumer needs, improve existing product line and optimize communications
 ◆ Strengthened direct response channel
 ◆Invest and strengthen our on-line presence
 ◆ Expand international household penetration
 ◆Strengthen product innovation, work closer with retail customers, increased marketing investment
Long-term Initiatives

 ◆ 2008 and current economic environment is unprecedented
 ◆ Current environment is not the “new normal”
 ◆ Great company with great potential
 ◆ For the short term, focused on costs and cash flow to emerge stronger
 ◆ Management is simultaneously working on initiatives that will enable us to re-ignite growth when the market recovers
Summary

Dale Williams, CFO

$1,200
$1,000
$800
$600
$400
$200
$0
$945
$1,107
$928
2006
2007
2008

 ◆ Planning ’09 volumes flat to 4Q08
 ◆ Pricing opportunities
 ◆ Improving effectiveness with retailers
 ◆ International household penetration
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q08 results and the Company’s prior 10K and 10Q filings.
Net Sales

30.0%
20.0%
10.0%
0.0%
22.2%
22.1%
14.4%
2006
2007
2008

 ◆ Easing commodity costs
 ◆ Transportation & network redesign
 ◆ Operating expense reductions
 ◆ Sourcing
 For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q08 results and the Company’s prior 10K and 10Q filings.
Operating Margin

$250
$200
$150
$100
$50
$0
$166
$126
$198
2006
2007
2008

 ◆ Receivables management
 ◆ Reduced inventories
 ◆ Repatriation initiative
($ in millions)
 For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q08 results and the Company’s prior 10K and 10Q filings.
Operating Cash Flow

Funded Debt
Funded Debt to EBTIDA
$700
$600
$500
$400
$300
$566
$610
$604
$563
$529
$422
2.1x
2.2x
2.3x
2.3x
2.5x
2.4x
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

 ◆ 3.0x covenant through July 2012 (maturity)
 ◆ Despite economic environment, held covenant ratio flat in 2H08
 ◆ Substantial covenant cushion
 ◆ Anticipate de-leverage in 2009
($ in millions)
Funded Debt to EBITDA Covenant
Notes:
1.           For a discussion of the Company’s performance, please refer to the Company’s press release for 4Q08 results and the Company’s prior 10K and 10Q filings

2.           Please see appendix for a reconciliation of GAAP to Non-GAAP measures and calculation of Funded Debt to EBITDA ratio.

 ◆ Strong brand
 ◆ Leading share in the Specialty segment
 ◆ Most profitable mattress company
 ◆ Credit facility covenant cushion
 ◆ Initiatives to drive long-term growth of sales and earnings
Conclusion

Appendix

Q1 - 2008

GAAP Net Income/Loss After Tax	**125,194**
Net Interest (Income)/Expense	31,314
Income Taxes	61,700
Depr & Amort Exp	40,018
EBITDA	**258,226**
Total Debt	**597,069**
Letters of Credit Outstanding	7,011
Funded Debt	604,080
Debt to Ebitda	**2.34**

Q2 - 2008

GAAP Net Income/Loss After Tax	**112,490**
Net Interest (Income)/Expense	30,687
Income Taxes	56,361
Depr & Amort Exp	40,617
EBITDA	**240,155**
Total Debt	**556,500**
Letters of Credit Outstanding	6,680
Funded Debt	563,180
Debt to Ebitda	**2.35**

Q3 - 2008

GAAP Net Income/Loss After Tax	**97,743**
Net Interest (Income)/Expense	28,720
Income Taxes	48,546
Depr & Amort Exp	40,684
EBITDA	**215,693**
Total Debt	**518,750**
Letters of Credit Outstanding	9,898
Funded Debt	528,648
Debt to Ebitda	**2.45**

Q4 - 2008

GAAP Net Income/Loss After Tax	**58,868**
Net Interest (Income)/Expense	25,123
Income Taxes	48,554
Depr & Amort Exp	40,797
EBITDA	**173,342**
Total Debt	**419,341**
Letters of Credit Outstanding	2,871
Funded Debt	422,212
Debt to Ebitda	**2.44**

Q3 - 2007

GAAP Net Income/Loss After Tax	**131,983**
Net Interest (Income)/Expense	27,913
Income Taxes	66,817
Depr & Amort Exp	37,770
EBITDA	**264,483**
Total Debt	**556,086**
Letters of Credit Outstanding	9,756
Funded Debt	565,842
Debt to Ebitda	**2.14**

Q4 - 2007

GAAP Net Income/Loss After Tax	**141,459**
Net Interest (Income)/Expense	30,484
Income Taxes	71,415
Depr & Amort Exp	40,142
EBITDA	**283,500**
Total Debt	**602,044**
Letters of Credit Outstanding	8,264
Funded Debt	610,308
Debt to Ebitda	**2.15**

TEMPUR-PEDIC

Reconciliation of EBITDA to Net Income and Funded debt to Total debt
Non-GAAP Measures
The Company provides information regarding EBITDA and Funded debt which are not recognized terms under GAAP (Generally Accepted Accounting Principles) and do not purport to be alternatives to Net income as a measure of operating performance or Total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. A reconciliation of EBITDA to the Company’s Net income and a reconciliation of Funded debt to Total debt are provided below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the terms of the Company’s credit facility.
The following tables set forth the reconciliation of the Company’s reported Net income to the calculation of EBITDA and the reconciliation of the Company’s reported
Total debt to the calculation of Funded debt:
GAAP to Non-GAAP Reconciliations